EXHIBIT 23


                  POTOMAC ELECTRIC POWER COMPANY
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            SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES
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                Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statements on Forms S-8 (Numbers 33-36798 and 33-53685) of Potomac Electric Power Company of our report dated November 20, 1998, appearing on page 1 of this Form 11-K.





/s/ PRICEWATERHOUSECOOPERS LLP
Washington, D.C.
December 17, 1998